Exhibit 99.1
UNAUDITED as of 9/14/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation
Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,139,073,685	69.48%	65.51%
Hybrid Adjustable Rate Mortgage Backed Securities	282,113,952	9.16%	8.64%
Fixed Rate Mortgage Backed Securities	493,824,799	16.04%	15.12%
Fixed Rate Agency Debt	69,408,583	2.25%	2.13%
Fixed Rate CMO	53,031,709	1.72%	1.62%
Balloon Maturity Mortgage Backed Securities	41,622,028	1.35%	1.27%
Total: Mortgage Assets (2)	$3,079,074,756	100.00%

Total Cash and Net Short-Term Receivables	$120,633,378		3.69%
Cash out on Margin (Encumbered Cash)	830,000		0.03%
Long-Term Note Receivable From Opteum Financial Services	65,000,000		1.99%
Total: All Assets*	$3,265,538,134		100.00%

Note: The Value of Securities in the Box is $16,688,175

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 9/14/2006
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities (3)	4.93%	10.28%	1.85%	4.82	1-Apr-44	327
Hybrid Adjustable Rate Mortgage Backed Securities	4.87%	10.03%	1.32%	17.02	1-Nov-35	331
Fixed Rate Mortgage Backed Securities	6.90%	n/a	n/a	n/a	1-Apr-36	272
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	41
Fixed Rate CMO	5.64%	n/a	n/a	n/a	25-Jul-34	327
Balloon Maturity Mortgage Backed Securities	4.03%	n/a	n/a	n/a	1-Feb-11	40
Total: Mortgage Assets	5.22%	10.25%	1.80%	6.24	1-Apr-44	308

(3) 23.8% ($509.0 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,064,972,190	67.06%	Whole Pool	$1,967,796,423	63.91%
Freddie Mac	546,691,857	17.76%	Non Whole Pool	1,111,278,333	36.09%
Ginnie Mae	467,410,709	15.18%
Total Portfolio	$3,079,074,756	100.00%	Total Portfolio	$3,079,074,756	100.00%

Prepayment Speeds
Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	32.24%	34.66%
Hybrid Adjustable Rate Mortgage Backed Securities	27.86%	27.74%
Fixed Rate Mortgage Backed Securities	17.13%	19.62%
Fixed Rate Agency Debt	14.81%	12.78%
Fixed Rate CMO	22.42%	22.95%
Balloon Maturity Mortgage Backed Securities	19.95%	16.46%
Total: Mortgage Assets	28.77%	30.84%

On September 8, 2006, Prepayment Speeds were released for paydowns occurring in August 2006 (June - August for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.34
Weighted Average Current Price	$100.72
Modeled Effective Duration	1.197

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$23,214,324	1.08%	0.76%
Moving Treasury Average	44,970,173	2.10%	1.46%
Cost Of Funds Index	353,959,018	16.55%	11.50%
Six Month LIBOR	147,446,062	6.89%	4.79%
Six Month CD Rate	2,484,382	0.12%	0.08%
One Year LIBOR	643,140,495	30.07%	20.89%
Conventional One Year CMT	619,608,491	28.97%	20.12%
FHA and VA One Year CMT	298,867,547	13.97%	9.71%
Other	5,383,193	0.25%	0.17%
Total ARMs	$2,139,073,685	100.00%	69.48%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$86,204,854	30.56%	2.80%
19 - 24 Months to First Reset	33,495,230	11.87%	1.09%
25 - 36 Months to First Reset	11,702,296	4.15%	0.38%
37 - 48 Months to First Reset	0	0.00%	0.00%
Total	$131,402,380	46.58%	4.27%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$2,061,398	0.73%	0.07%
19 - 24 Months to First Reset	4,558,238	1.62%	0.15%
25 - 36 Months to First Reset	10,700,269	3.79%	0.34%
37 - 47 Months to First Reset	0	0.00%	0.00%
Total	$17,319,905	6.14%	0.56%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$126,361,150	44.79%	4.10%
25 - 36 Months to First Reset	7,030,517	2.49%	0.23%
Total	$133,391,667	47.28%	4.33%

Total Hybrid ARMs	$282,113,952	100.00%	9.16%

Balloons
< = 4.0 Years to Balloon Date	$17,197,959	41.31%	0.55%
4.01 - 5.0 Years to Balloon Date	15,252,649	36.65%	0.50%
5.01 - 5.5 Years to Balloon Date	9,171,420	22.04%	0.30%
Total Balloons	$41,622,028	100.00%	1.35%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
4.5yr Stated Final Maturity	$69,408,583	100.00%	2.25%
Total Fixed Rate Agency Debt	$69,408,583	100.00%	2.25%

Fixed Rate CMOs
Fixed Rate CMOs	$53,031,709	100.00%	1.72%
Total Fixed Rate CMOs	$53,031,709	100.00%	1.72%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,668,845	0.34%	0.05%
15yr $85,000 Maximum Loan Size	62,056,083	12.57%	2.02%
15yr $110,000 Maximum Loan Size	4,155,547	0.84%	0.13%
15yr 100% Investor Property	586,758	0.12%	0.02%
15yr 100% FNMA Expanded Approval Level 3	651,389	0.13%	0.02%
15yr 100% Alt-A	33,150,718	6.71%	1.08%
15yr Geography Specific (NY, FL, VT, TX)	1,575,420	0.32%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	21,427,729	4.34%	0.70%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	966,435	0.20%	0.03%
20yr 100% Alt-A	658,015	0.13%	0.02%
30yr $85,000 Maximum Loan Size	172,503,643	34.93%	5.60%
30yr $110,000 Maximum Loan Size	33,443,555	6.77%	1.09%
30yr 100% Investor Property	5,482,782	1.11%	0.18%
30yr 100% FNMA Expanded Approval Level 3	37,077,192	7.51%	1.20%
30yr 100% Alt-A	28,613,148	5.79%	0.93%
30yr Geography Specific (NY, FL, VT, TX)	3,783,319	0.77%	0.12%
30yr 100% GNMA Builder Buydown Program	3,880,837	0.79%	0.13%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	82,143,384	16.63%	2.67%
Total Fixed Rate Collateral	$493,824,799	100.00%	16.04%

Total (All Mortgage Assets)	$3,079,074,756		100.00%
Total Cash and Short-Term Receivables	121,463,378
Long-term Receivables From OFS	65,000,000
Total Assets and Cash	$3,265,538,134

Total Forward Settling Purchases	$0

UNAUDITED Funding Information as of 9/14/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$1,019,052,000	140	31-May-07
JP Morgan Securities	606,402,489	62	24-Nov-06
WAMU	479,244,000	29	27-Nov-06
Countrywide Securities	283,030,000	113	20-Feb-07
Goldman Sachs	200,070,378	26	25-Oct-06
Nomura	132,328,000	4	18-Sep-06
BNP Paribas	120,891,250	18	10-Oct-06
HSBC	69,155,768	24	10-Oct-06
Merrill Lynch	59,495,000	67	20-Nov-06
Bank of America	36,178,000	19	3-Oct-06
UBS Securities	30,788,000	35	19-Oct-06
RBS Greenwich Capital	16,922,000	76	29-Nov-06
Cantor Fitzgerald	4,871,000	14	28-Sep-06
Total	$3,058,427,885	79	31-May-07

(1) Includes $507 Million floating rate repurchase obligations.